Security Equity Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

SECURITY EQUITY FUND

All Cap Value Fund

Supplement dated October 12, 2012

to the Prospectus dated February 1, 2012

At a meeting held on October 12, 2012, shareholders of the All Cap Value Fund (the “Fund”) approved a Plan of Liquidation with respect to the Fund whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. As a result, the Fund is anticipated to liquidate on October 16, 2012 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, the Fund will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder’s proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

Investors should retain this supplement for future reference.

460602600-SUP